Exhibit 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT, BECAUSE IT IS (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. “[***]” INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 2 TO DIRECTOR SERVICE AGREEMENT
THIS AMENDMENT NO. 2 ("Amendment 2"), is entered into as of June 6, 2024 by and between Mark Briffa ("You") and Air Partner Limited, registered number 980675 whose registered office is at 2 City Place, Beehive Ring Road, West Sussex, RH6 OPA ("Company"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Service Agreement (defined below).
Whereas, You and Company are parties to that certain Service Agreement dated as of April 28, 2022 (as amended, the "Service Agreement");
Whereas, You and Company are parties to that certain Amendment No. 1 to Service Agreement dated as of March 1, 2023; and
Whereas, the parties hereto desire to further amend the Service Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:
1.Section 5.1 of the Service Agreement shall be deleted in its entirety and replaced with the following: “Unless terminated in accordance with clauses 24.1 or 29.2 of this agreement, your Appointment shall continue until terminated by at least 12 weeks' written notice given by the Company to You or by You to the Company.”
2.In Section 6.1 of the Service Agreement, the reference to "EVP and Chief Commercial Officer" shall be deleted and replaced with "EVP, Charter & CEO of Air Partner." You agree to perform the duties consistent with the responsibilities of an EVP, Charter & CEO of Air Partner. Further, all other references in all other places in the Service Agreement to "EVP and Chief Commercial Officer" shall be deleted and replaced with "EVP, Charter & CEO of Air Partner".
3.In Section 14 of the Service Agreement, a new Section 14.5 shall be inserted as follows: “You are eligible to participate in the Charter Sales Adjusted EBITDA Incentive Plan, the terms of which are set forth in the Charter Sales Adjusted EBITDA Incentive Plan Agreement attached hereto as Appendix I.”
Except as amended hereby, each of the parties hereto acknowledges and agrees that the Service Agreement shall continue and remain in full force and effect in all respects.
[Signature Page Follows]

EXECUTED as a deed, but not delivered until the first date specified on page 1, by AIR PARTNER LIMITED by a director, in the presence of:	Printed Name: Todd L. Smith Signature: /s/ Todd L. Smith

Witness Printed Name:	Brian Kedzior
Witness Signature:	/s/ Brian Kedzior
Address 1:	[***]
Address 2:	[***]
Address 3:	[***]
Occupation of Witness:	Chief People Officer

EXECUTED as a deed, but not delivered until the first date specified on page 1, by MARK BRIFFA, in the presence of:	Printed Name: Mark Briffa Signature: /s/ Mark Briffa

Witness Printed Name:	Brian Kedzior
Witness Signature:	/s/ Brian Kedzior
Address 1:	[***]
Address 2:	[***]
Address 3:	[***]
Occupation of Witness:	Chief People Officer